SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2002

SALIX PHARMACEUTICALS, LTD.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission file Number)	(IRS Employer ID Number)

8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Item 5.    Other Events and Regulation FD Disclosure

Salix Pharmaceuticals, Ltd. issued a press release on October 25, 2002, announcing that it has received an approvable letter from the U.S. Food and Drug Administration for the New Drug Application for rifaximin, an investigational drug under review for the treatment of travelers’ diarrhea. A copy of this press release is attached as an exhibit.

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

99.1    Press Release dated October 25, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

By:	/s/ ADAM C. DERBYSHIRE
Adam C. Derbyshire Vice President and Chief Financial Officer

Date: October 25, 2002

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